SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 0-32143

Date of Report:  July 5, 2011

ADARNA ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-3148296
(State of incorporation)	(IRS employer identification number)

5950 Shiloh Road East, Suite N, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip code)
(212) 994-5374
(Registrant’s telephone number)

EcoSystem Corporation
(Former Name,   if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Certificate of Incorporation

Effective at the close of business on July 5, 2011, the Registrant filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment (1) changed the name of the corporation to “Adarna Energy Corporation,” (2) effected a reverse split of its common stock in a ratio of one-for-one hundred, and (3) decreased the par value of the common stock from $0.001 per share to $0.0001 per share.   The common stock will now trade under the symbol “ADRN.”

Item 9.01                      Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on June 23, 2011, effective on July 5, 2011 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 5, 2011	Adarna Energy Corporation
By: /s/Kevin Kreisler President and Chief Executive Officer